                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        AIM SPECIAL OPPORTUNITIES FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                        AIM SPECIAL OPPORTUNITIES FUNDS
                         AIM MID CAP OPPORTUNITIES FUND
                        AIM SMALL CAP OPPORTUNITIES FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                             ---------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 20, 1999
                             ---------------------

TO THE SHAREHOLDERS:

     AIM Special Opportunities Funds (the trust) is holding a meeting of shareholders on Monday, December 20, 1999 at 2:00 p.m., Central time. The place of the meeting is the trust's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The trust, a Delaware business trust, consists of three series portfolios:
AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund (Mid Cap) and AIM Small Cap Opportunities Fund (Small Cap). This proxy statement relates only to Mid Cap and Small Cap (the funds).

     The purposes of the meeting are as follows:

     (1) To elect ten trustees, each of whom will serve until his or her successor is elected and qualified.

     (2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

     (3) To approve amending the funds' fundamental investment restrictions.

     (4) To approve changing the funds' investment objectives from fundamental policies to non-fundamental policies.

     (5) To ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.

     (6) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of the funds as of the close of business on September 29, 1999. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify the trust by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may also vote your shares on the web at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert. Thank you for your cooperation and continued support.

                                            By: /s/ CHARLES T. BAUER
                                                -----------------------------
                                                      Charles T. Bauer
                                                   Chairman of the Board

November 22, 1999

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING
INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN
  THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR
  TRUSTEE NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSES OF FURTHER
 SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY.
  UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE
                  INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                    VALID SIGNATURE
------------                                                    ---------------
Trust Accounts
  (1) ABC Trust Account................................  John B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78..............  Jane B. Doe
Partnership Accounts
  (1) The XYZ Partnership..............................  Jane B. Smith, Partner
  (2) Smith and Jones, Limited Partnership.............  Jane B. Smith, General Partner
Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
       UGMA/UTMA.......................................  John B. Smith
  (2) Estate of John B. Smith..........................  John B. Smith, Jr., Executor
Corporate Accounts
  (1) ABC Corp.........................................  ABC Corp.
                                                         John Doe, Treasurer
  (2) ABC Corp.........................................  John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer................  John Doe
  (4) ABC Corp. Profit Sharing Plan....................  John Doe, Treasurer

                        AIM SPECIAL OPPORTUNITIES FUNDS
                         AIM MID CAP OPPORTUNITIES FUND
                        AIM SMALL CAP OPPORTUNITIES FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                           Toll Free: (800) 454-0327
                             ---------------------
                                PROXY STATEMENT
                             ---------------------
                            MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 20, 1999

PROXY STATEMENT

     The Board of Trustees (the Board) of AIM Special Opportunities Funds (the trust) is sending you this proxy statement and the enclosed proxy card on behalf of the following two series portfolios of the trust: AIM Mid Cap Opportunities Fund (Mid Cap) and AIM Small Cap Opportunities Fund (Small Cap) (together, the funds). The trust has a third series portfolio, AIM Large Cap Opportunities Fund, that has not commenced operations. The Board is soliciting your proxy to vote at the 1999 meeting of shareholders of the trust (the meeting). The meeting will be held at the trust's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 2:00 p.m., Central time, on Monday, December 20, 1999. If you expect to attend the meeting in person, please notify the trust by calling 1-800-952-3502.

     The following table summarizes each proposal to be presented at the meeting and the funds that the Board is soliciting with respect to each proposal:

                          PROPOSAL                            AFFECTED FUNDS
                          --------                            --------------
1. Electing trustees........................................    Both funds
2. Approving a new advisory agreement with A I M Advisors,
  Inc.......................................................    Both funds
3. Amending the funds' fundamental investment
  restrictions..............................................    Both funds
4. Changing the funds' investment objectives from
  fundamental to non-fundamental policies...................    Both funds
5. Ratifying the Board's selection of independent
  accountants...............................................    Both funds
6. Considering other matters................................    Both funds

     Only shareholders of Mid Cap and Small Cap are voting on proposals 1, 2, 3, 4, 5 and 6 because there were no shareholders of AIM Large Cap Opportunities Fund on the record date.

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT THE ABOVE ADDRESS OR BY CALLING 1-800-347-4246.

     The Board plans to begin sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about November 22, 1999 to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest of any class of a fund at the close of business on September 29, 1999 (the record date) are entitled to vote. You may find the number of shares outstanding on the record date for each class of each fund in Appendix A. Each share of beneficial interest of a fund that you own entitles you to one vote on each proposal set forth in the table above. (A fractional share has a fractional vote.)

VOTING BY PROXY

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card and send it to the trust in time to vote, your proxy will vote your shares as you have directed.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

     - FOR electing all ten nominees for trustee.

     - FOR approving a new advisory agreement for your fund.

     - FOR amending your fund's fundamental investment restrictions.

     - FOR changing your fund's investment objective from a fundamental policy to a non-fundamental policy.

     - FOR ratifying the Board's selection of independent accountants for your fund for 2000.

     If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you give a proxy, you may revoke it at any time before it is exercised. You can do this in one of five ways:

     - You may send in another proxy with a later date.

     - You may notify the trust's secretary in writing before the meeting that you have revoked your proxy.

     - You may vote in person at the meeting.

     - You may vote by telephone.

     - You may vote using the Internet.

VOTING IN PERSON

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. If shareholders entitled to vote one-third of all shares outstanding on the record date are present in person or by proxy, a quorum will exist.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 5 (election of trustees and ratification of selection of accountants) even if it has not received instructions from you. Your broker will not be entitled to vote on Proposals 2, 3, 4 or 6 (approving a new advisory agreement for your fund, amending your fund's investment restrictions, changing your fund's investment objective to a non-fundamental policy, and considering other matters) unless it has received instructions from you. If your broker does not vote your shares on Proposals 2, 3, 4 or 6 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

VOTE NECESSARY TO APPROVE A PROPOSAL

     - The affirmative vote of a plurality of votes cast is necessary to elect the trustees, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election for trustees, the plurality requirement is not a factor.

     - The affirmative vote of the holders of a majority of the outstanding shares of each fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is required to approve the new advisory agreement for your fund (Proposal 2) and to approve amending your fund's fundamental investment restrictions and investment objective (Proposals 3 and 4). The 1940 Act defines a majority of the outstanding shares of a fund as the lesser of (a) the vote of holders of 67% or more of the voting shares of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against these proposals.

     - The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG LLP as your fund's independent accountants (Proposal 5). Abstentions will not count as votes cast and will have no effect on the outcome.

ADJOURNMENTS

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

                                 PROPOSAL 1 --

                              ELECTION OF TRUSTEES

INTRODUCTION

     For election of trustees at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis
F. Pennock and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as a trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees who are not interested persons of the trust, as defined in the 1940 Act (the independent trustees), may recommend.

NOMINEES FOR TRUSTEES

     All of the nominees presently are trustees of the trust and serve as directors, trustees or officers of eleven other open-end management investment companies advised or managed by A I M Advisors, Inc. (AIM) (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds). No trustee or nominee has been a party adverse to the trust or any of its affiliates in any material pending legal proceedings, nor has any trustee or nominee had an interest materially adverse to the trust.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE                   TRUSTEE SINCE      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   -------------      ----------------------------------------
*Charles T. Bauer (80)                 February 4, 1998   Chairman of the Board of Directors,
11 Greenway Plaza                                         A I M Management Group Inc.; A I M
Suite 100                                                 Advisors, Inc., A I M Capital
Houston, TX 77046-1173                                    Management, Inc.; A I M Distributors,
                                                          Inc.; A I M Fund Services, Inc. and
                                                          Fund Management Company; and Executive
                                                          Vice Chairman and Director, AMVESCAP PLC.

---------------
 * A trustee who is an interested person of AIM and the trust because he is an affiliated person, as defined in the 1940 Act.

NAME, ADDRESS AND AGE                    TRUSTEE SINCE      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                    -------------      ----------------------------------------
Bruce L. Crockett (55)                 February 5, 1998     Director, ACE Limited (insurance
906 Frome Lane                                              company). Formerly, Director, President
McLean, VA 22102                                            and Chief Executive Officer, COMSAT
                                                            Corporation; and Chairman, Board of
                                                            Governors of INTELSAT (international
                                                            communications company).

Owen Daly II (75)                      February 5, 1998     Director, Cortland Trust Inc. (investment
Six Blythewood Road                                         company). Formerly, Director, CF & I
Baltimore, MD 21210                                         Steel Corp., Monumental Life Insurance
                                                            Company and Monumental General Insurance
                                                            Company; and Chairman of the Board of
                                                            Equitable Bancorporation.

Edward K. Dunn, Jr. (64)               March 10, 1998       Chairman of the Board of Directors,
2 Hopkins Plaza, Suite 805                                  Mercantile Mortgage Corporation.
Baltimore, MD 21201                                         Formerly, Vice Chairman of the Board of
                                                            Directors, President and Chief Operating
                                                            Officer, Mercantile-Safe Deposit & Trust
                                                            Co.; and President, Mercantile
                                                            Bankshares.

Jack Fields (47)                       February 5, 1998     Chief Executive Officer, Texana Global,
Texana Global, Inc.                                         Inc. (foreign trading company) and Twenty
8810 Will Clayton Parkway                                   First Century Group, Inc. (a governmental
Jetero Plaza, Suite E                                       affairs company); and Director, Telscape
Humble, TX 77338                                            International and Administaff. Formerly,
                                                            Member of the U.S. House of
                                                            Representatives.

**Carl Frischling (62)                 February 5, 1998     Partner, Kramer Levin Naftalis & Frankel
919 Third Avenue                                            LLP firm). Director, Lazard Funds and
New York, NY 10022                                          Cortland Funds.

*Robert H. Graham (52)                 February 4, 1998     Director, President and Chief Executive
11 Greenway Plaza                                           Officer, A I M Management Group Inc.;
Suite 100                                                   Director and President, A I M Advisors,
Houston, TX 77046-1173                                      Inc.; Director and Senior Vice President,
                                                            A I M Capital Management, Inc., A I M
                                                            Distributors, Inc., A I M Fund Services,
                                                            Inc. and Fund Management Company; and
                                                            Director, AMVESCAP PLC.

Prema Mathai-Davis (49)                September 10, 1998   Chief Executive Officer, YWCA of the
350 Fifth Avenue, Suite 301                                 U.S.A.
New York, NY 10118

Lewis F. Pennock (56)                  February 5, 1998     Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

Louis S. Sklar (60)                    February 5, 1998     Executive Vice President, Development and
Williams Tower, 50th Floor                                  Operations, Hines Interests Limited
2800 Post Oak Boulevard                                     Partnership (real estate development).
Houston, TX 77056

---------------

 * A trustee who is an interested person of AIM and the trust because he is an affiliated person, as defined in the 1940 Act.

** A trustee who is an interested person of the trust because his law firm provided legal services to the trust within the trust's two most recent fiscal years.

BOARD MEETINGS AND COMMITTEES

     The standing committees of the Board are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock, Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     - meeting with the trust's auditors to review audit procedures and results for each fund;

     - considering any matters arising from an audit of a fund to be brought to the attention of the Board as a whole with respect to the trust's fund accounting or its internal accounting controls; and

     - considering such matters as may from time to time be set forth in a charter adopted by the Board and such committee.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

     - reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues; and

     - considering such matters as may from time to time be set forth in a charter adopted by the Board and such committee.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     - considering and nominating individuals to stand for election as trustees who are not "interested persons" as long as the trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     - reviewing from time to time the compensation payable to the disinterested trustees; and

     - considering such matters as may from time to time be set forth in a charter adopted by the Board and such committee.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person was a shareholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

     During the fiscal year ended July 31, 1999, the Board held 9 meetings, the Audit Committee held 5 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 6 meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee, if any, held during the fiscal year ended July 31, 1999.

TRUSTEES' COMPENSATION

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each trustee who is not also an officer of the trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of some or all of the other AIM funds. Each such trustee receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each trustee:

                                                                                              TOTAL
                                                                     RETIREMENT BENEFITS   COMPENSATION
                                            AGGREGATE COMPENSATION   ACCRUED BY ALL AIM    FROM ALL AIM
TRUSTEE                                       FROM THE TRUST(1)           FUNDS(2)           FUNDS(3)
-------                                     ----------------------   -------------------   ------------
Charles T. Bauer..........................          $    0                $      0           $     0
Bruce L. Crockett.........................           1,600                  37,485            96,000
Owen Daly II..............................           1,600                 122,898            96,000
Edward K. Dunn, Jr. ......................           1,600                       0            78,889
Jack Fields...............................           1,595                  15,826            95,500
Carl Frischling(4)........................           1,594                  97,971            95,500
Robert H. Graham..........................               0                       0                 0
John F. Kroeger(5)........................             263                 107,896            91,654
Prema Mathai-Davis........................           1,468                       0            32,636
Lewis F. Pennock..........................           1,594                  45,766            95,500
Ian Robinson(6)...........................             944                  94,442            94,500
Louis S. Sklar............................           1,589                  90,232            95,500

---------------

(1) The total amount of compensation deferred by all trustees of the trust during the fiscal year ended July 31, 1999, including interest earned thereon, was $8,778.

(2) During the fiscal year ended July 31, 1999, the total amount of expenses allocated to the trust in respect of such retirement benefits was $1,391. Data reflects compensation for the calendar year ended December 31, 1998.

(3) Each trustee serves as director or trustee of a total of 12 registered investment companies advised by AIM. Data reflects compensation for the calendar year ended December 31, 1998.

(4) During the fiscal year ended July 31, 1999, Mid Cap and Small Cap paid $1,758 and $2,606, respectively, in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered.

(5) Mr. Kroeger was a trustee until June 10, 1998, when he resigned. On that date, he became a consultant to the trust. Of the amount listed above, $0 was for compensation for services as a trustee and the remainder as a consultant. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a trustee until March 12, 1999, when he retired.

  AIM Funds Retirement Plan for Eligible Directors/Trustees

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees, each trustee (who is not an employee of any of the AIM funds, A I M Management Group Inc. (AIM Management) or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible trustee is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to

50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 12, 12, 1, 2, 22, 20, 18, 11, 10 and 1 years, respectively.

                       ESTIMATED BENEFITS UPON RETIREMENT

NUMBER OF YEARS OF SERVICE                        ANNUAL RETIREMENT PAID BY
WITH THE AIM FUNDS                                ALL APPLICABLE AIM FUNDS
--------------------------                        -------------------------
10.............................................            $67,500
 9.............................................            $60,750
 8.............................................            $54,000
 7.............................................            $47,250
 6.............................................            $40,500
 5.............................................            $33,750

  Deferred Compensation Agreements

     Messrs. Daly, Dunn, Fields, Frischling, Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the trust, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the agreement) beginning on the date the deferring trustee's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the trust. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the trust and of each other AIM fund from which they are deferring compensation.

RECOMMENDATION

         YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL 2 --

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

     The Board recommends that you approve a new advisory agreement between AIM and the trust and applicable to your fund. The Board is asking you to vote on this amended agreement because the trust may amend its advisory agreement only with shareholder approval. You may find a form of the trust's proposed Master Investment Advisory Agreement in Appendix B. The proposed advisory agreement amends the current advisory agreement by:

     - replacing a fee formula based strictly on net asset value with a performance-based fee;

     - omitting references to the provision of administrative services to the trust;

     - omitting certain expense limitations that are no longer applicable; and

     - clarifying existing non-exclusivity provisions.

     At a meeting held on November 4, 1999, the Board voted to recommend that you approve a proposal to adopt the proposed advisory agreement.

     AIM has served as the investment advisor for the funds since each commenced operations. AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 125 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retain mutual fund businesses in the United States, Europe and the Pacific Region. You may find a list of the executive officers and directors of AIM in Appendix C. Certain directors and officers of AIM are also trustees of the trust.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     The current advisory agreement was initially approved by the Board on March 10, 1998 and was amended on December 7, 1998 to add Mid Cap. The Board last approved the current advisory agreement on May 11, 1999. The initial shareholder of Small Cap approved the current advisory agreement on May 7, 1998. The initial shareholder of Mid Cap approved the current advisory agreement on December 30, 1998.

     Under the terms of the current advisory agreement, AIM supervises all aspects of the funds' operations and provides investment advisory services to the funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the funds. AIM will not be liable to the funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the funds will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to trustee and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the funds in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the funds' shareholders; and

     - all other charges and costs of the funds' operations unless otherwise explicitly provided.

     Under the current advisory agreement, AIM receives fees at the annual rate of 1.00% of net assets for Small Cap, and 1.00% for the first $1 billion of net assets and 0.95% for any assets in excess of $1 billion for Mid Cap.

     The current advisory agreement will continue in effect from year to year for each fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of the applicable fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of a fund or AIM may terminate the agreement for a fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time upon notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. If AIM has agreed to contractual fee waivers or reductions which are set forth in the Fee Table in a fund's prospectus, AIM may not alter that arrangement to a fund's detriment during the period stated in the agreement between AIM and the trust. AIM may not terminate fee waivers or reductions set forth in the current advisory agreement without shareholder approval.

     For the fiscal period or year ended July 31, 1999, Mid Cap and Small Cap paid AIM $0 and $2,594,463, respectively, in advisory fees net of any expense limitations (fee waivers). For the fiscal period or year ended July 31, 1999, AIM voluntarily waived $16,036 of advisory fees for Mid Cap and did not waive any advisory fees for Small Cap.

     You may find information concerning additional payments to AIM (for administrative services) and its affiliates, A I M Distributors, Inc. (for serving as the funds' principal underwriter), and A I M Fund Services, Inc. (for serving as the funds' transfer agent), in Appendix D.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     The Board approved the following changes to the proposed advisory agreement:

     The primary change is:

     - To shift from a fee based strictly on the net asset value of each fund to a performance-based fee that varies according to each fund's performance, which may result in an increase in the annual rate of compensation payable by the funds to AIM. Under the proposed advisory agreement, there will generally be an increase in the annual rate of compensation payable by Mid Cap to AIM at all times except for those times when the performance of Mid Cap lags the applicable index by more than 4.50%, and there will generally be an increase in the annual rate of compensation payable by

       Small Cap to AIM when the performance of Small Cap exceeds the applicable index by more than 2.00%.

     Additional changes have been made:

     - To omit references to the provision of administrative services to the trust by AIM, because such services are covered by a separate administrative services agreement between AIM and the trust;

     - To omit certain expense limitations that are no longer applicable; and

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates.

     Performance-Based Fee. The investment advisory fee rate to be paid to AIM by each fund under the proposed advisory agreement will consist of the sum of a base fee and a performance adjustment. The proposed advisory fee will be computed and payable on a monthly basis. In computing the amount of the base fee for each fund, the fee will be applied against each fund's average daily net assets computed over the month for which the base fee is paid. In computing the amount of the performance adjustment, the adjustment will be applied against each fund's average daily net assets computed over the applicable measurement period, which is a rolling twelve-month period ending on the last day of the month immediately preceding the monthly computation called for by the proposed advisory agreement. If AIM serves as a fund's investment advisor for less than the whole of any specified period, the compensation payable to AIM with respect to that fund will be prorated.

     Performance-Based Fee for Mid Cap. Under the proposed advisory agreement, the base fee for Mid Cap will be an annual rate of 1.50% of the fund's average daily net assets (This base fee is higher than the 1.00% fee that the fund currently pays.) If there is a 2.00% or less difference between the investment performance of the fund and the investment record of the S&P MidCap 400 Index during any measurement period, the base fee paid to AIM will not change. If the difference between the investment performance of the fund and the investment record of the S&P MidCap 400 Index is greater than 2.00% during any measurement period, the base fee will be subject to an upward or downward performance adjustment. The performance adjustment is made in 0.20% increments for every 1.00% difference in excess of 2.00% in the investment performance of the fund compared to the investment record of the S&P MidCap 400 Index. Adjustments will be made on a proportionate basis for differences of less than a full 1.00%. On an annual basis, the performance adjustment will not exceed 1.00%. The S&P MidCap 400 Index is a widely recognized, unmanaged index that tracks the performance of the stocks of 400 companies with market capitalizations between $200 million and $5 billion.

     Performance-Based Fee for Small Cap. Under the proposed advisory agreement, the base fee for Small Cap will be an annual rate of 1.00% of the fund's average daily net assets. (This base fee is the same as the fee the fund currently pays.) If there is a 2.00% or less difference between the investment performance of the fund and the investment record of the Russell 2000--Registered Trademark-- Index during any measurement period, the base fee paid to AIM will not change. If the difference between the investment performance of the fund and the investment record of the Russell 2000--Registered Trademark-- Index is greater than 2.00% during any measurement period, the base fee will be subject to an upward or downward performance adjustment. The performance adjustment is made in 0.15% increments for every 1.00% difference in excess of 2.00% in the investment performance of the fund compared to the investment record of the Russell 2000--Registered Trademark-- Index. Adjustments will be made on a proportionate basis for differences of less than a full 1.00%. On an annual basis, the performance adjustment will not exceed 0.75%. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index that tracks the performance of the stocks of 2,000 companies with market capitalizations between $100 million and $1.5 billion.

     Example of Calculation of Performance-Based Fee for Mid Cap. For example, if during a measurement period the S&P MidCap 400 Index increases by 15%, and Mid Cap's investment performance was 18%, AIM would be entitled to receive additional compensation for the month at the annual rate of 0.20% of the average daily net assets of Mid Cap during the measurement period. If, however, the S&P MidCap 400 Index increases by 15% and Mid Cap's investment performance was 11%, the fees otherwise payable to AIM for the month would be reduced by an amount using an annual rate of 0.40% multiplied by the average daily net assets of Mid Cap during the measurement period.

     Example of Calculation of Performance-Based Fee for Small Cap. For example, if during a measurement period the Russell 2000--Registered Trademark-- Index increases by 15%, and Small Cap's investment performance was 18%, AIM would be entitled to receive additional compensation for the month at the annual rate of 0.15% of the average daily net assets of Small Cap during the measurement period. If, however, the Russell 2000--Registered Trademark-- Index increases by 15% and Small Cap's investment performance was 11%, the fees otherwise payable to AIM for the month would be reduced by an amount using an annual rate of 0.30% multiplied by the average daily net assets of Small Cap during the measurement period.

     If you approve the proposed advisory agreement, the base fee for your fund will become effective January 1, 2000. The first performance adjustment will be made in January 2001, based on the performance period ending December 31, 2000.

     After AIM determines whether a particular fund's performance was above or below that fund's benchmark index by comparing the performance of a Class A share of that fund against the investment record of that fund's benchmark index, AIM will apply the same performance adjustment (positive or negative) across all classes of shares of that fund.

     The Board may from time to time determine that another securities index is a more appropriate benchmark than a particular fund's benchmark index, as identified above, for purposes of evaluating the performance of that fund. In such event, the Board will substitute a successor index for the fund's benchmark index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index will still be based upon the fund's performance compared to its former benchmark index. Although the proposed advisory agreement would permit the Board to change a benchmark index without obtaining shareholder approval of the change, the Board will submit proposed changes in the benchmark index to shareholders for their approval unless the SEC takes the written position that shareholder approval is not required.

PERFORMANCE INFORMATION

     The Board believes that the base fee increase for Mid Cap and the addition of the performance adjustments for both funds are justified because, under AIM's management, both funds have enjoyed above-average performance. The discussion under the heading "Factors Considered by the Trustees" provides a detailed description of the Board's evaluation of the proposed advisory agreement.

FEES OF SIMILAR FUNDS MANAGED BY AIM

     Although other funds advised by AIM have similar investment objectives, AIM uses investment strategies in managing Mid Cap and Small Cap that differ markedly from the strategies it uses in managing other funds. Mid Cap and Small Cap are non-diversified funds, so a larger percentage of their assets can be invested in a smaller number of issuers. The funds may also use leverage as an investment technique. If the funds use leverage, they will attempt to earn a return on the money they borrow that is greater than the interest they pay on the borrowed money. The funds enter into short sales of securities, including securities they do not currently own. The funds also engage in other hedging strategies, including buying and selling puts and calls.

     In selecting stocks for the funds, AIM seeks to find companies that involve a special opportunity, such as an unusual development in a company or a group of companies.

     Because these investment strategies are different than those used by other funds managed by AIM and there are few comparable funds being offered to mutual fund investors, the funds believe that it would be appropriate to limit the marketing of the funds to investors who may be familiar with the types of investment strategies the funds use. For the same reasons as those discussed in the previous sentence, the funds also require a minimum initial investment ($10,000) that is higher than that required by the other AIM funds ($500). The compensation structures for other AIM funds with investment objectives similar to those of the funds may be found in Appendix E. Although these other funds have investment objectives similar to the funds' investment objectives, they do not employ the same investment strategies employed by the funds.

EFFECT OF AN INCREASE IN THE MANAGEMENT FEE

     The effect of the proposed changes in each fund's management fee is illustrated below. For the fiscal period or year ended July 31, 1999, this information illustrates the amount each fund was obligated to pay to AIM under the current advisory agreement, and the amount each fund would have been obligated to pay to AIM had the proposed advisory agreement been in effect for the entire period.

                         AIM MID CAP OPPORTUNITIES FUND
                           PERIOD ENDED JULY 31, 1999

                                                           % OF AVERAGE
MANAGEMENT FEE                                           DAILY NET ASSETS   AMOUNT OF FEE   % CHANGE
--------------                                           ----------------   -------------   --------
Current Fee............................................        1.00%           $16,036
Proposed Fee...........................................        2.04             32,775
Difference.............................................        1.04             16,739        104%

                        AIM SMALL CAP OPPORTUNITIES FUND
                            YEAR ENDED JULY 31, 1999

                                                           % OF AVERAGE
MANAGEMENT FEE                                           DAILY NET ASSETS   AMOUNT OF FEE   % CHANGE
--------------                                           ----------------   -------------   --------
Current Fee............................................        1.00%         $2,594,463
Proposed Fee...........................................        1.51           3,922,420
Difference.............................................        0.51           1,327,957        51%

     Shown below is a chart of the expenses and fees each fund incurred during its fiscal year or period ended July 31, 1999, together with pro forma fees each fund would have paid had the proposed advisory agreement been in effect for the entire period.

EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of each fund.

                         AIM MID CAP OPPORTUNITIES FUND

                                               CLASS A             CLASS B(1)            CLASS C(1)
                                         -------------------   -------------------   -------------------
                                         CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT   PRO FORMA
                                         -------   ---------   -------   ---------   -------   ---------
Management Fees........................   1.00%      2.04%      1.00%      2.04%      1.00%      2.04%
Distribution and/or Service (12b-1)
  Fees.................................   0.35       0.35       1.00       1.00       1.00       1.00
  Other Expenses.......................   6.14       6.14       6.16       6.16       6.16       6.16
  Interest.............................   0.03       0.03       0.03       0.03       0.03       0.03
Total Other Expenses...................   6.17       6.17       6.19       6.19       6.19       6.19
Total Annual Fund Operating Expenses...   7.52       8.56       8.19       9.23       8.19       9.23
Expense Waivers(2).....................   5.62       5.62       5.62       5.62       5.62       5.62
Net Expenses...........................   1.90%      2.94%      2.57%      3.61%      2.57%      3.61%

---------------

(1) Expenses are based on those of Class A shares.

(2) Has been restated to reflect current agreements. The investment advisor has contractually agreed to limit Total Other Expenses, excluding interest expense, taxes, dividend expense on short sales and extraordinary expenses, to 0.50% on Class A shares. If this limitation results in waivers or reimbursements, a proportionate amount will be waived or reimbursed on Class B and C shares.

                        AIM SMALL CAP OPPORTUNITIES FUND

                                               CLASS A               CLASS B               CLASS C
                                         -------------------   -------------------   -------------------
                                         CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT   PRO FORMA
                                         -------   ---------   -------   ---------   -------   ---------
Management Fees........................   1.00%      1.51%      1.00%      1.51%      1.00%      1.51%
Distribution and/or Service (12b-1)
  Fees.................................   0.35       0.35       1.00       1.00       1.00       1.00
  Other Expenses.......................   0.44       0.44       0.47       0.47       0.47       0.47
  Interest.............................   0.56       0.56       0.56       0.56       0.56       0.56
Total Other Expenses...................   1.00       1.00       1.03       1.03       1.03       1.03
Total Annual Fund Operating Expenses...   2.35%      2.86%      3.03%      3.54%      3.03%      3.54%

EXPENSE EXAMPLE

     The following example is intended to help you compare the cost of investing in different classes of each of the funds with the costs of investing in other mutual funds. The example assumes that (i) you invest $10,000 for the time period indicated and then redeem all of your shares at the end of the period,
(ii) you reinvest all dividends and distributions, (iii) your investment has a 5% return each year and (iv) the funds' operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                         AIM MID CAP OPPORTUNITIES FUND

                                IF YOU SELL YOUR SHARES         IF YOU DO NOT SELL YOUR SHARES
                           ---------------------------------   ---------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
                           ---------------------------------------------------------------------
                             1        3        5        10       1        3        5        10
                           ------   ------   ------   ------   ------   ------   ------   ------
Class A
  Current Fee............  $1,252   $2,602   $3,886   $6,822   $1,252   $2,602   $3,886   $6,822
  Proposed Fee...........   1,345    2,850    4,250    7,336    1,345    2,850    4,250    7,336
Class B
  Current Fee............   1,306    2,642    3,981    6,903      806    2,342    3,781    6,903
  Proposed Fee...........   1,403    2,897    4,351    7,412      903    2,597    4,151    7,412
Class C
  Current Fee............     906    2,342    3,781    6,996      806    2,342    3,781    6,996
  Proposed Fee...........   1,003    2,597    4,151    7,495      903    2,597    4,151    7,495

                        AIM SMALL CAP OPPORTUNITIES FUND

                                  IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR SHARES
                              -------------------------------   -------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
                              -----------------------------------------------------------------
                               1       3        5        10      1       3        5        10
                              ----   ------   ------   ------   ----   ------   ------   ------
Class A
  Current Fee...............  $775   $1,243   $1,736   $3,088   $775   $1,243   $1,736   $3,088
  Proposed Fee..............   823    1,387    1,976    3,560    823    1,387    1,976    3,560
Class B
  Current Fee...............   806    1,236    1,791    3,188    306      936    1,591    3,188
  Proposed Fee..............   857    1,385    2,036    3,659    357    1,085    1,836    3,659
Class C
  Current Fee...............   406      936    1,591    3,346    306      936    1,591    3,346
  Proposed Fee..............   457    1,085    1,836    3,809    357    1,085    1,836    3,809

ADMINISTRATIVE SERVICES

     The trust and AIM are parties to a Master Administrative Services Agreement dated June 24, 1998, as amended on December 7, 1998 and September 27, 1999. The current advisory agreement states that AIM will provide certain administrative services to the funds at the Board's request. The Board has traditionally asked AIM to provide such services to the funds. AIM then provides such services pursuant to the Master Administrative Services Agreement.

     The Board proposes to unbundle the advisory services and the administrative services that AIM provides to the trust, so that the provision of administrative services is dealt with solely in a Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Master Administrative Services Agreement. Since this omission will not change the administrative services that AIM provides to the trust or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the trust.

EXPENSE LIMITATIONS

     The current advisory agreement provides that advisory fees will be reduced in accordance with certain expense limitations set forth in state security regulations of the states in which the funds' shares are qualified for sale. This expense limitation provision no longer has any practical effect because federal law has pre-empted these state regulations. Accordingly, the Board believes that this inapplicable expense limitation provision should be omitted from the proposed advisory agreement.

NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement provides that neither AIM nor the trustees or officers of the trust owe an exclusive duty to the trust. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the trustees and officers of the trust to serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). The Board believes that the non-exclusivity provision in the current advisory agreement should be bifurcated into two separate provisions: one dealing with AIM and the other dealing with officers and trustees of the trust.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the trust recognizes that AIM's obligations to other clients may adversely affect the trust's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the AIM funds in accordance with a formula that AIM believes to be equitable.

FACTORS CONSIDERED BY THE TRUSTEES

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting in person held on November 4, 1999. The independent trustees met separately in person on that date and discussed approval of the proposed advisory agreement with independent counsel. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations. The Board utilized reports by Lipper, Inc. (Lipper), a nationally recognized, independent service that monitors mutual fund expenses and performance, and significant amounts of information furnished by AIM. The Board reviewed these materials and considered various matters, discussed below, in determining the reasonableness and fairness of the proposed changes in the current advisory agreement with respect to each fund. In doing so, the Board reached the following conclusions:

     - The funds have the ability to use investment leverage through bank borrowings and make extensive use of short sales and various types of derivative instruments including puts and calls. These practices require a significant devotion of management, investment, trading and administrative resources. As a result, the funds are more complex to manage than funds that do not engage in these practices.

     - To the knowledge of the Board, there are few other registered mutual funds which use the same investment strategies as the funds. The Board believes that those that are comparable also provide for performance-based fees.

     - Because there are few registered mutual funds comparable to the funds, and the funds are most similar to unregistered hedge funds, the Board compared the funds with these unregistered hedge funds. The Board understands that the management fee for these unregistered funds is generally a base fee of 3/4 of 1% to 1 1/2% of net assets per annum, plus a performance fee of 20% of returns which exceed a so-called "hurdle rate." The hurdle rate is typically set at 6% to 10% of returns based on invested capital. While federal securities laws do not allow the same type of fee to be used in connection with registered mutual funds like the funds, fees paid by hedge funds would generally far exceed the proposed fee.

     - AIM has provided high quality services with respect to the funds. The investment performance of each of Mid Cap and Small Cap for the performance period ended July 31, 1999 exceeded the performance of the S&P MidCap 400 Index and the Russell 2000--Registered Trademark-- Index, respectively, and the average fund performance of each fund's comparable Lipper peer group.

     - The funds are marketed to persons who may be familiar with the investment strategies the funds use. The funds also require a higher minimum initial investment than that required for other AIM funds.

     - The Board believes that a performance-based fee is the most appropriate method of aligning the interests of AIM with the interests of shareholders of the funds. If the performance of the funds continues to exceed applicable indices by more than 2.00%, both shareholders and AIM will share in that success. If the funds underperform the applicable indices by more than 2.00%, the fees payable to AIM will decline.

     - The fee has been structured so that small differences between a fund's performance and the investment record of the applicable index do not result in any fee adjustments. The fee has also been structured to set a reasonable limit on the percentage by which the fund could outperform or underperform the applicable index (7.00%) and still be entitled to a fee adjustment. The Board believes that this fee structure will help ensure that AIM is not causing the funds to undertake excessive risks to potentially improve performance.

     - The Board believes that each index chosen is an appropriate benchmark against which each fund's performance should be measured. In reaching this conclusion, the Board took into account for each fund diversification of holdings, volatility, types of securities owned by each fund and each fund's objectives and policies. The Board also noted that each index is widely recognized and broadly published.

     - The Board believes it is in the mutual best interests of the trust and AIM to clarify the terms under which AIM will provide investment advisory services to the trust and to omit outdated, or otherwise unnecessary, provisions from the new advisory agreement.

     The Board reached these conclusions after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the questions and alternatives. In recommending that you approve the proposed advisory agreement, the independent trustees have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by the trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

REVIEW PROCESS OF THE BOARD

     In reaching its decision, the Board examined and weighed many factors, including:

     - the nature, quality and extent of the services rendered and the results achieved by AIM for the funds (including investment performance comparisons with other mutual funds and certain indices);

     - the payments received by AIM and its affiliates from all sources involving each fund and the other investment companies advised by AIM and its affiliates;

     - extensive financial, personnel and structural information as to AIM and its affiliates including the costs borne by, and profitability of, AIM and its affiliates in providing service of all types to each fund and to the other investment companies advised by AIM and its affiliates;

     - the organizational capabilities, financial condition and future capital requirements of AIM and its affiliates;

     - an analysis of the proposed performance-based fees, including information concerning each fund's expense ratio on both an existing and pro forma basis;

     - competitive industry fee structures and expense ratios including, specifically and where available, performance-based fees paid by other similar registered mutual funds and unregistered hedge funds; and

     - other factors the Board deemed relevant.

Certain of these factors are discussed in more detail below.

     Portfolio Performance. The Board determined that AIM has provided high quality services with respect to each fund. The Board reviewed the performance of each fund against its applicable Lipper peer group. The Board noted that, for the seven-month fiscal period ended July 31, 1999, Mid Cap was ranked 1 by Lipper out of 421 mutual funds ranked by Lipper as comparable. The Board also noted that Mid Cap had less than $5 million in assets under management during this period. The Board noted that, for the fiscal year ended July 31, 1999, Small Cap was ranked 11 by Lipper out of 704 mutual funds ranked by Lipper as comparable. These rankings do not take into account the deduction of applicable sales charges.

     The Board also determined that each fund's absolute performance and performance relative to comparable mutual funds and indices would not have been materially affected if the proposed fee had been in effect from the commencement of each fund's investment operations. Each fund's total return for the fiscal period or year ended July 31, 1999 in comparison with the Russell 2000--Registered Trademark-- Index, the S&P MidCap 400 Index and each fund's applicable Lipper peer group was as follows:

                             MID CAP OPPORTUNITIES
                                12/30/98-7/31/99
                        [MID CAP OPPORTUNITIES GRAPH]

                                                              PERCENTAGE
                                                                RETURN
                                                              ----------
Mid Cap Opportunities Class A Shares........................    49.15%*
Lipper Mid-Cap Fund Index...................................     9.81%**
S&P MidCap 400 Index........................................     8.69%

      * Mid Cap returns include the 5.50% sales charge.

     ** Lipper Mid-Cap Fund Index data as of 12/31/98

Source: Lipper, Inc.

                           SMALL CAP OPPORTUNITIES
                               7/31/98-7/31/99
                       [SMALL CAP OPPORTUNITIES GRAPH]

                                                              PERCENTAGE
                                                                RETURN
                                                              ----------
Small Cap Opportunities Class A Shares......................    43.95%*
Lipper Small-Cap Fund Index.................................     8.51%
Russell 2000--Registered Trademark-- Index..................     7.41%

     * Small Cap returns include the 5.50% sales charge.

Source: Lipper, Inc.

     The Russell 2000--Registered Trademark-- Index and the S&P MidCap 400 Index are unmanaged indices that assume reinvestment of estimated dividends. They do not reflect fees and expenses. Investors may not invest directly in an index. The Lipper fund averages and each fund's performance assume reinvestment of capital gains and dividends and do not reflect the deduction of sales charges.

     Total return information for the funds in this table have been affected by special market factors, including the funds' investments in initial public offerings, which have had a magnified impact on the funds due to their small asset bases. There is no guarantee that as the funds' assets grow, they will continue to experience substantially similar performance.

     The Board also considered the nature, quality and extent of the investment advisory services rendered by AIM to each fund, including the complexities involved in pursuing the funds' investment strategies. The Board also considered the background of the portfolio managers and other executive personnel of AIM and its affiliates.

     Analysis of Proposed Performance-Based Fees. The Board considered the effect of the proposed performance-based fees on each fund's fee rates and annual expense ratios (which include the management fee and all other operating expenses incurred by each fund). The Board reviewed the tables under the heading "Effect of an Increase in the Management Fee", which provide comparative data for Mid Cap's fiscal period ended July 31, 1999, and Small Cap's fiscal year ended July 31, 1999, assuming that the proposed performance-based fees had been in effect throughout the period or year. The Board noted that had the proposed fees been in effect during the periods shown, the advisory fees would have been greater than under the existing arrangements.

     The Board also noted that the base fee for Mid Cap is at an annual rate of 1.50% of average daily net assets, while the base fee for Small Cap is at an annual rate of 1.00% of average daily net assets. The Board further noted that this represents an increase in Mid Cap's base fee rate as compared to the current fee rate under the existing agreement, while Small Cap's base fee rate is the same as its current fee rate under the existing agreement. In determining whether this difference was appropriate, the Board considered that Mid Cap had been in existence for less than a year and had until recently engaged in a limited public offering of its shares. On the other hand, Small Cap has been in operation for nearly one and one-half years, has been publicly distributed and is currently closed to new investors. The Board also noted that even though the base fee rate for Mid Cap was increasing, if that fund underperformed the applicable index by more than 4.50%, the base fee rate could be reduced by the applicable performance adjustment to a rate that is lower than the current fee rate.

     After considering all of these factors and the other factors discussed in this proxy statement, the Board concluded that the proposed fee structure for Mid Cap was appropriate for Mid Cap and that the proposed fee structure for Small Cap was appropriate for Small Cap.

     Costs of Providing Service and Profitability. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered that performance-based fees would have positive effects on AIM's profitability if each fund continues to outperform its applicable index by more than 2.00%. The Board also considered that Small Cap was recently closed to new investors, and that closure of such fund would reduce the rate of growth of assets under management. The Board recognized that the growth of assets under management by AIM would have positive effects on AIM's profitability even without implementation of performance-based fees. The Board also considered the fact that the implementation of performance-based fees would enhance AIM's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment, and thus address the Board's expectations regarding the performance of each fund that only such professionals can satisfy.

     Non-Advisory Services Provided to the Funds. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services and the fees received by AIM and its affiliates for performing such services. You may find information about these non-investment advisory services in Appendix D. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services.

IMPLEMENTATION

     If approved, the proposed advisory agreement will become effective on January 1, 2000 and will expire, unless renewed, on June 30, 2001. If you do not approve the proposed advisory agreement, the current advisory agreement will continue in effect.

RECOMMENDATION

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                         PROPOSALS 3(a) THROUGH 3(h) --
                      AMENDMENT TO YOUR FUND'S FUNDAMENTAL
                            INVESTMENT RESTRICTIONS

INTRODUCTION

     The Board recommends that you approve amending your fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change.

     The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. The funds have adopted such restrictions that generally govern their operations. In addition to investment restrictions, the funds operate pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to your fund's fundamental investment restrictions. The changes will conform these restrictions to a set of model restrictions under which recently organized AIM funds operate. The Board approved the amendment of the funds' fundamental investment restrictions at a meeting held on November 4, 1999. The Board expects that you will benefit from this amendment in a number of ways. The proposed uniform restrictions will provide your fund with as much investment flexibility as possible under the 1940 Act. They will also help promote operational efficiencies and monitoring of compliance and contribute to the overall goal of uniformity and standardization. Lastly, they will provide the Board with greater flexibility to make future changes in your fund's non-fundamental investment restrictions.

     The proposed restrictions restate the fundamental restrictions currently in effect for the funds. The Board has modified or eliminated some fundamental restrictions in accordance with developments in federal regulations since the inception of the funds. The Board has also redesignated other restrictions previously deemed fundamental as non-fundamental. By making certain restrictions non-fundamental, the Board may amend a restriction as it deems appropriate without incurring the time and the costs of a shareholder vote.

COMPARISON OF CURRENT AND PROPOSED RESTRICTIONS

     The table below sets forth each fund's current fundamental investment restrictions and the proposed amended fundamental restrictions. After each proposed restriction is a commentary which describes the proposed restriction and explains the significance of the proposed change to each fund. The Board does not anticipate that approving these changes will result in any material change in the way AIM operates the funds at the present time.

     The proposed fundamental investment restrictions will provide the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the funds will have this flexibility if the proposed restrictions are approved, the Board will implement internal guidelines for the funds which AIM must follow in managing the funds. These internal guidelines will be in the form of non-fundamental investment restrictions, which the Board may change without shareholder approval. The non-fundamental investment restrictions will replace the funds' existing non-fundamental investment restrictions.

                     PROPOSAL 3(a): INDUSTRY CONCENTRATION

CURRENT FUNDAMENTAL RESTRICTION:

- Neither fund will concentrate its investments; that is, invest 25% or more of the value of its assets in issuers which conduct their business operations in the same industry.

AMENDED FUNDAMENTAL RESTRICTION:

- The funds will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC's staff (collectively, the 1940 Act laws and interpretations)) or to the extent that the funds may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions), of their investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the funds' investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

COMMENTARY:

     The Board amended the above restriction for improved clarity and uniformity among the AIM funds. In addition, the amended restriction clarifies those entities that are not considered to be part of any industry for concentration purposes. The amended restriction also provides the funds with maximum flexibility with respect to future changes in applicable law regarding the definition of concentration, without incurring the costs of soliciting a shareholder vote.

     If you approve the proposed restriction, the funds will implement the following non-fundamental investment restriction:

"In complying with this concentration restriction, a fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

                      PROPOSAL 3(b): PURCHASING SECURITIES
                         OF OTHER INVESTMENT COMPANIES

CURRENT FUNDAMENTAL RESTRICTION:

- Neither fund will invest for the purpose of exercising control over or management over a company except that a fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

AMENDED FUNDAMENTAL RESTRICTION:

- The funds may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions.

COMMENTARY:

     The Board amended the above restriction for improved clarity and uniformity among the AIM funds. In addition, the amended restriction gives the funds additional flexibility in their investment strategies because it does not restrict their ability to invest for purposes of exercising control over or management over a company.

                     PROPOSAL 3(c): UNDERWRITING SECURITIES

CURRENT FUNDAMENTAL RESTRICTION:

- Neither fund will act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a fund may be deemed to be an underwriter for purposes of the 1933 Act.

AMENDED FUNDAMENTAL RESTRICTION:

- The funds may not underwrite the securities of other issuers. This restriction does not prevent the funds from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the funds may be considered to be underwriters under the Securities Act of 1933.

COMMENTARY:

     The Board amended the above restriction for improved clarity and uniformity among the AIM funds. The amended restriction also clarifies that the funds may engage in acquisitions or resales of their portfolio securities, in addition to dispositions of such securities, regardless of whether they may be considered to be underwriters.

                PROPOSAL 3(d): PURCHASING OR SELLING REAL ESTATE

CURRENT FUNDAMENTAL RESTRICTION:

- Neither fund will purchase or sell real estate or any interest therein, except that a fund may, as appropriate and consistent with its investment policies and other investment restrictions, invest in securities of entities secured by real estate or marketable interests therein or securities of issuers that engage in real estate operations or interests therein, and may hold and sell real estate acquired as a result of ownership in such securities.

AMENDED FUNDAMENTAL RESTRICTION:

- The funds may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the funds from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

COMMENTARY:

     The Board amended the above restriction for improved clarity and uniformity among the AIM funds. Otherwise, the proposed restriction is substantially similar to the current restriction.

                PROPOSAL 3(e): PURCHASING OR SELLING COMMODITIES

CURRENT FUNDAMENTAL RESTRICTION:

- Neither fund will purchase or sell commodity contracts, except that a fund may, as appropriate and consistent with its investment policies and other investment restrictions, enter into futures contracts on securities, securities indices and currency, options on such futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements.

AMENDED FUNDAMENTAL RESTRICTION:

- The funds may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the funds from engaging in transactions involving futures, contracts and options thereon or investing in securities that are secured by physical commodities.

COMMENTARY:

     The Board amended the above restriction for improved clarity and uniformity among the AIM funds. In addition, mutual funds are required to state their policy with respect to purchasing or selling commodities. The amended restriction, by explicitly covering physical commodities, fulfills this requirement. The amended restriction also provides the funds with greater flexibility, since it allows the funds to invest in securities that are secured by physical commodities.

                          PROPOSAL 3(f): MAKING LOANS

CURRENT FUNDAMENTAL RESTRICTION:

- Neither fund will make loans, except for collateralized loans of portfolio securities in an amount not exceeding 33 1/3% of a fund's total assets. This restriction does not prevent a fund from purchasing government obligations, short-term commercial paper, master demand notes, or publicly traded debt, including bonds, notes, debentures, certificates of deposit, bankers acceptances and equipment trust certificates, nor does this restriction apply to loans made under insurance policies, or through entry into repurchase agreements, to the extent they may be viewed as loans.

AMENDED FUNDAMENTAL RESTRICTION:

- The fund may not make personal loans or loans of their assets to persons who control or are under common control with the funds, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the funds from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning their assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

COMMENTARY:

     The Board amended the above restriction for improved clarity and uniformity among the AIM funds. The amended restriction also provides the funds with maximum flexibility with respect to future changes in applicable law regarding lending restrictions on mutual funds, without incurring the costs of soliciting a shareholder vote.

     If you approve the proposed restriction, the funds will implement the following non-fundamental investment restriction:

"In complying with these lending restrictions, a fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order."

          PROPOSAL 3(g): BORROWING MONEY AND ISSUING SENIOR SECURITIES

CURRENT FUNDAMENTAL RESTRICTION:

- Neither fund will issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

AMENDED FUNDAMENTAL RESTRICTION:

- The funds may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions.

COMMENTARY:

     The Board amended the above restriction for improved clarity and uniformity among the AIM funds. The amended restriction also provides the funds with maximum flexibility with respect to future changes in applicable law regarding permitted borrowings and issuances of senior securities by mutual funds, without incurring the costs of soliciting a shareholder vote.

     If you approve the proposed restriction, the funds will implement the following non-fundamental investment restriction:

"In complying with this borrowing restriction, a fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor. A fund may borrow for leveraging, and may also borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes."

               PROPOSAL 3(h): INVESTING IN AN INVESTMENT COMPANY
               WITH THE SAME OBJECTIVES, POLICIES AND LIMITATIONS

CURRENT FUNDAMENTAL RESTRICTION:

- In addition, each fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as each fund.

AMENDED FUNDAMENTAL RESTRICTION:

- Each fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations as that fund.

COMMENTARY:

     The Board amended the above restriction for improved clarity and uniformity among the AIM funds. Otherwise, the proposed restriction is substantially similar to the current restriction.

     If you approve the proposed restriction, the funds will have the ability to invest all of their assets in another investment company. Because the funds do not currently intend to do so, the funds will implement the following non-fundamental investment restriction:

"Notwithstanding this fundamental investment restriction, a fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as the fund."

IMPLEMENTATION

     If you approve each of the above restrictions, they will replace the fundamental investment restrictions for each fund. Accordingly, they will become the only fundamental investment restrictions under which your fund will operate. If approved, the above restrictions may not be changed with respect to your fund without the approval of the holders of a majority of your fund's outstanding shares. The Board anticipates that these proposals, if approved, will be implemented on December 31, 1999.

RECOMMENDATION

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
          UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS.

                                 PROPOSAL 4 --
                CHANGING EACH FUND'S INVESTMENT OBJECTIVE FROM A
                 FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY

     The Board recommends that you approve changing your fund's investment objectives from a fundamental policy to a non-fundamental policy. The Board is asking you to vote on this change because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The investment objective of each of the funds is long-term growth of capital. By making this objective non-fundamental, the Board may amend it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate amending the investment objective of either of the funds at the present time or in the immediate future.

     The Board expects that you will benefit from this proposed change because it will be able to amend your fund's investment objectives without incurring the time and the costs of a shareholder vote. The Board believes that this additional flexibility to respond to new developments and changing trends in the marketplace should make your fund more competitive among its peers.

IMPLEMENTATION

     The Board anticipates that this proposal, if approved, will be implemented on December 31, 1999.

RECOMMENDATION

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL 5 --
                          RATIFICATION OF SELECTION OF
                      KPMG LLP AS INDEPENDENT ACCOUNTANTS

     The Board has selected KPMG LLP as independent accountants for each fund for its fiscal year ending July 31, 2000. As each fund's independent accountants, KPMG LLP will examine and verify the accounts and securities of the funds and report on them to us and to each fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

     The Board expects that a representative of KPMG LLP will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

RECOMMENDATION

                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                              GENERAL INFORMATION

EXECUTIVE OFFICERS OF THE TRUST

     You may find information about the executive officers of the trust in Appendix F.

SECURITY OWNERSHIP OF MANAGEMENT AND 5% HOLDERS

     You may find information about the ownership of each class of each fund's shares by the trustees and by 5% holders of each class in Appendix G.

INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

     A I M Advisors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor and administrator for the funds.

     A I M Distributors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the principal underwriter for the funds.

PROXY SOLICITATION

     The trust has engaged the services of Shareholder Communications Corporation (SCC) to assist it in soliciting proxies for the meeting. The trust estimates that the aggregate cost of SCC's services will be approximately $26,000. AIM Management will bear the cost of soliciting proxies if shareholders approve the proposed advisory agreement. The trust will bear the cost of soliciting proxies if shareholders do not approve the proposed advisory agreement. The trust expects to solicit proxies principally by mail, but either the trust or SCC may also solicit proxies by telephone, facsimile, the Internet or personal interview. AIM Management may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the funds.

                             SHAREHOLDER PROPOSALS

     As a general matter, the funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a fund, you should send such proposal to the trust at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                            By order of the Board

                                            Charles T. Bauer
                                            Chairman of the Board

November 22, 1999

                                   APPENDIX A

               NUMBER OF SHARES OUTSTANDING ON SEPTEMBER 29, 1999

                                                               NUMBER OF SHARES
                                                                OUTSTANDING ON
NAME OF FUND (CLASS)                                          SEPTEMBER 29, 1999
--------------------                                          ------------------
AIM Large Cap Opportunities Fund
  Class A shares............................................                0
  Class B shares............................................                0
  Class C shares............................................                0
AIM Mid Cap Opportunities Fund
  Class A shares............................................       308,799.49
  Class B shares............................................                0
  Class C shares............................................                0
AIM Small Cap Opportunities Fund
  Class A shares............................................    14,966,908.16
  Class B shares............................................    11,221,748.90
  Class C shares............................................       649,215.31

                                   APPENDIX B

                        AIM SPECIAL OPPORTUNITIES FUNDS

                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this 4th day of November, 1999, by and between AIM Special Opportunities Funds, a Delaware business trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest in the Trust, and as of the date of this Agreement, the Board of Trustees has created three separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

          1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

          2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

             (a) supervise all aspects of the operations of the Funds;

             (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

             (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

             (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees;

        and take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

          3. Delegation of Responsibilities. Subject to compliance with all applicable provisions of the 1940 Act, any rules and regulations adopted thereunder, and any exemptive orders issued by the Securities and Exchange Commission, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof, provided that the Advisor shall continue to supervise the performance of any such sub-advisor.

          4. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

          5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

             (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

             (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

             (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

             (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

             (e) any other applicable provisions of state, federal or foreign law.

          6. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

             (a) The Advisor's primary consideration in effecting a security transaction will be to obtain execution at the most favorable price.

             (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

             (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

             (d) In making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          7. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendices B and C attached hereto.

          8. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

          9. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable for the Funds.

          10. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

          11. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

             (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

             (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.

          12. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

          13. Liability of Advisor. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          14. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

          15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

          16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

          17. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                            AIM Special Opportunities Funds
                                            (a Delaware business trust)

Attest:

                                      By:
---------------------------------        --------------------------------------
Assistant Secretary                         President

                                       A I M Advisors, Inc.

 (SEAL)

Attest:

                                       By:
---------------------------------         -------------------------------------
Assistant Secretary                         President

(SEAL)

               APPENDIX A TO MASTER INVESTMENT ADVISORY AGREEMENT

                           FUNDS AND EFFECTIVE DATES

                                                               EFFECTIVE DATE OF
NAME OF FUND                                                   ADVISORY AGREEMENT
------------                                                   ------------------
AIM Large Cap Opportunities Fund............................   December 31, 1999
AIM Mid Cap Opportunities Fund..............................     January 1, 2000
AIM Small Cap Opportunities Fund............................     January 1, 2000

                                      B-A-1

               APPENDIX B TO MASTER INVESTMENT ADVISORY AGREEMENT

                          COMPENSATION TO THE ADVISOR
                        AIM LARGE CAP OPPORTUNITIES FUND

     The Trust shall pay the Advisor, out of the assets of AIM Large Cap Opportunities Fund ("Large Cap"), as full compensation for all services rendered and all facilities furnished to Large Cap hereunder, a management fee consisting of the sum of a Base Fee and a Performance Adjustment (whether positive or negative), computed and paid monthly. If the Advisor shall serve for less than the whole of any period specified herein, the compensation payable to the Advisor with respect to Large Cap shall be prorated.

     The Base Fee shall be at an annual rate of 1.50% of Large Cap's average daily net assets. In computing the amount of the Base Fee, the Base Fee shall be applied against Large Cap's average daily net assets computed over the month for which the Base Fee is paid. The Trust shall pay the Advisor the Base Fee beginning on the Effective Date for Large Cap, as set forth in Appendix A.

     The Performance Adjustment shall be calculated by (i) subtracting the Investment Record of the Large Cap Benchmark Index, as set forth in Appendix C, from the Investment Performance of a Class A share of Large Cap over the Performance Period, (ii) subtracting 2.00% from the number obtained in (i) if such number is positive, or adding 2.00% if such number is negative, and (iii) multiplying the number obtained in (ii) (whether positive or negative) by 0.20%. In computing the amount of the Performance Adjustment, the Performance Adjustment shall be applied against Large Cap's average daily net assets computed over the Performance Period. The Performance Adjustment shall not exceed 1.00% per annum. The Trust shall pay the Advisor the Performance Adjustment beginning in the thirteenth month following the Effective Date for Large Cap, so that for the first twelve months following the Effective Date for Large Cap the Advisor shall receive only the Base Fee.

     As used herein, the term "Performance Period" shall mean the twelve month period ending on the last day of the month immediately preceding the monthly computation called for herein and the terms "Investment Record" and "Investment Performance" shall have the meanings set forth in Rule 205-1 of the Advisers Act. The average daily net asset value of Large Cap shall be determined in the manner set forth in the Declaration of Trust and registration statement of the Trust, as amended from time to time.

                         AIM MID CAP OPPORTUNITIES FUND

     The Trust shall pay the Advisor, out of the assets of AIM Mid Cap Opportunities Fund ("Mid Cap"), as full compensation for all services rendered and all facilities furnished to Mid Cap hereunder, a management fee consisting of the sum of a Base Fee and a Performance Adjustment (whether positive or negative), computed and paid monthly. If the Advisor shall serve for less than the whole of any period specified herein, the compensation payable to the Advisor with respect to Mid Cap shall be prorated.

     The Base Fee shall be at an annual rate of 1.50% of Mid Cap's average daily net assets. In computing the amount of the Base Fee, the Base Fee shall be applied against Mid Cap's average daily net assets computed over the month for which the Base Fee is paid. The Trust shall pay the Advisor the Base Fee beginning on the Effective Date for Mid Cap, as set forth in Appendix A.

     The Performance Adjustment shall be calculated by (i) subtracting the Investment Record of the Mid Cap Benchmark Index, as set forth in Appendix C, from the Investment Performance of a Class A share of Mid Cap over the Performance Period, (ii) subtracting 2.00% from the number obtained in (i) if such number is positive, or adding 2.00% if such number is negative, and (iii) multiplying the number obtained in (ii) (whether positive or negative) by 0.20%. In computing the amount of the Performance Adjustment, the Performance Adjustment shall be applied against Mid Cap's average daily net assets computed over the Performance Period. The Performance Adjustment shall not exceed 1.00% per annum. The Trust shall pay the Advisor the Performance Adjustment beginning in the thirteenth month following the Effective Date for Mid Cap, so that for the first twelve months following the Effective Date for Mid Cap the Advisor shall receive only the Base Fee.

                                      B-B-1

     As used herein, the term "Performance Period" shall mean the twelve month period ending on the last day of the month immediately preceding the monthly computation called for herein and the terms "Investment Record" and "Investment Performance" shall have the meanings set forth in Rule 205-1 of the Advisers Act. The average daily net asset value of Mid Cap shall be determined in the manner set forth in the Declaration of Trust and registration statement of the Trust, as amended from time to time.

                        AIM SMALL CAP OPPORTUNITIES FUND

     The Trust shall pay the Advisor, out of the assets of AIM Small Cap Opportunities Fund ("Small Cap"), as full compensation for all services rendered and all facilities furnished to Small Cap hereunder, a management fee consisting of the sum of a Base Fee and a Performance Adjustment (whether positive or negative), computed and paid monthly. If the Advisor shall serve for less than the whole of any period specified herein, the compensation payable to the Advisor with respect to Small Cap shall be prorated.

     The Base Fee shall be at an annual rate of 1.00% of Small Cap's average daily net assets. In computing the amount of the Base Fee, the Base Fee shall be applied against Small Cap's average daily net assets computed over the month for which the Base Fee is paid. The Trust shall pay the Advisor the Base Fee beginning on the Effective Date for Small Cap, as set forth in Appendix A.

     The Performance Adjustment shall be calculated by (i) subtracting the Investment Record of the Small Cap Benchmark Index, as set forth in Appendix C, from the Investment Performance of a Class A share of Small Cap over the Performance Period, (ii) subtracting 2.00% from the number obtained in (i) if such number is positive, or adding 2.00% if such number is negative, and (iii) multiplying the number obtained in (ii) (whether positive or negative) by 0.15%. In computing the amount of the Performance Adjustment, the Performance Adjustment shall be applied against Small Cap's average daily net assets computed over the Performance Period. The Performance Adjustment shall not exceed 0.75% per annum. The Trust shall pay the Advisor the Performance Adjustment beginning in the thirteenth month following the Effective Date for Small Cap, so that for the first twelve months following the Effective Date for Small Cap the Advisor shall receive only the Base Fee.

     As used herein, the term "Performance Period" shall mean the twelve month period ending on the last day of the month immediately preceding the monthly computation called for herein and the terms "Investment Record" and "Investment Performance" shall have the meanings set forth in Rule 205-1 of the Advisers Act. The average daily net asset value of Small Cap shall be determined in the manner set forth in the Declaration of Trust and registration statement of the Trust, as amended from time to time.

                                      B-B-2

               APPENDIX C TO MASTER INVESTMENT ADVISORY AGREEMENT

                               BENCHMARK INDICES

                        AIM LARGE CAP OPPORTUNITIES FUND

                The Large Cap Benchmark Index shall be the S&P
                      500--Registered Trademark-- Index.

                         AIM MID CAP OPPORTUNITIES FUND

         The Mid Cap Benchmark Index shall be the S&P MidCap 400 Index.

                        AIM SMALL CAP OPPORTUNITIES FUND

              The Small Cap Benchmark Index shall be the Russell
                     2000--Registered Trademark-- Index.

     From time to time, the Board of Trustees, by the affirmative vote of the trustees voting in person, including the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement, may determine that another securities index is a more appropriate benchmark than the respective Benchmark Index above for purposes of evaluating the performance of a Fund. In such event, after thirty days' written notice to the Advisor, a successor index (the "Successor Index") may be substituted for a Fund's Benchmark Index in prospectively calculating the Performance Adjustment for that Fund. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the Performance Period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to its former Benchmark Index.

                                      B-C-1

                                   APPENDIX C

            EXECUTIVE OFFICERS AND DIRECTORS OF A I M ADVISORS, INC.

     The following table provides information with respect to the executive officers and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME AND ADDRESS                POSITION WITH AIM                 PRINCIPAL OCCUPATION
----------------                -----------------                 --------------------
Charles T. Bauer............  Chairman of the Board   This information is provided in the proxy
                              Of Directors            statement.
Robert H. Graham............  Director & President    This information is provided in the proxy
                                                      statement.
Gary T. Crum................  Director & Senior Vice  This information is provided in Appendix F.
                              President
Dawn M. Hawley..............  Director, Senior Vice   Chief Financial Officer and Senior Vice
                              President & Treasurer   President, A I M Management Group, Inc.;
                                                      Senior Vice President, Treasurer and
                                                      Director, A I M Advisors, Inc.; Vice
                                                      President and Treasurer, A I M Capital
                                                      Management, Inc.; Vice President and
                                                      Treasurer, A I M Distributors, Inc.; and
                                                      Vice President and Treasurer, A I M Fund
                                                      Services, Inc. and Fund Management Company.
Carol F. Relihan............  Director, Senior Vice   This information is provided in Appendix F.
                              President, General
                              Counsel & Secretary

                                   APPENDIX D

                            FEES PAID TO AFFILIATES
                           IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal year ended July 31, 1999 by the trust to affiliates of A I M Advisors, Inc. The arrangements pursuant to which these fees accrue are expected to remain unchanged during the next fiscal year.

                                                           AIM
                                                     (ADMINISTRATIVE          A I M             A I M FUND
                                                       AGREEMENT)      DISTRIBUTORS, INC.*    SERVICES, INC.
                                                     ---------------   --------------------   --------------
AIM Special Opportunities Funds
  AIM Mid Cap Opportunities Fund...................     $ 50,801             $  5,710            $    656
  AIM Small Cap Opportunities Fund.................      109,921              682,059             197,079

---------------

* Net amount received from sales commissions and Rule 12b-1 fees. Excludes amounts reallocated to brokers, dealers, agents and other service providers.

                                   APPENDIX E

                  COMPENSATION INFORMATION FOR OTHER AIM FUNDS

     The following table provides information with respect to the compensation paid to A I M Advisors, Inc. by certain AIM funds that have the same investment objective as Mid Cap and Small Cap.

                                                                       RATE OF                       FEE WAIVERS OR
NAME OF FUND                           SIZE OF FUND(1)             COMPENSATION(2)                     REDUCTIONS
------------                           ---------------             ---------------                   --------------
AIM European Development Fund........  $   173,713,645   0.95% of 1st $500 Million            None
                                                         0.90% of amounts over $500 Million

AIM Asian Growth Fund................       40,174,299   0.95% of 1st $500 Million            A portion of the fees are
                                                         0.90% of amounts over $500 Million   being waived until the Fund
                                                                                              reaches a larger size.
AIM Global Growth Fund...............      805,523,375   0.85% of 1st $1 Billion              None
                                                         0.80% of amounts over $1 Billion

AIM Capital Development Fund.........    1,046,021,162   0.75% of 1st $350 Million            None
                                                         0.625% of amounts over $350 Million

AIM Dent Demographic Trends Fund.....      357,424,722   0.85% of 1st $2 Billion              None
                                                         0.80% of amounts over $2 Billion

AIM Large Cap Growth Fund............       13,093,766   0.75% of 1st $1 Billion              All fees are being waived
                                                         0.70% of next $1 Billion             and a portion of the Fund's
                                                         0.625% of amounts over $2 Billion    expenses are being
                                                                                              reimbursed until the Fund
                                                                                              reaches a larger size.
AIM Global Aggressive Growth Fund....    1,719,154,002   0.90% of 1st $1 Billion              None
                                                         0.85% of amounts over $1 Billion

AIM Constellation Fund...............   14,340,866,552   1.00% of 1st $30 Million             0.025% of amounts over $2
                                                         0.75% of next $120 Million           Billion
                                                         0.625% of amounts over $150 Million

AIM Aggressive Growth Fund...........    2,720,190,246   0.80% of 1st $150 Million            None
                                                         0.625% of amounts over $150 Million

---------------

(1) Net Assets as of October 26, 1999

(2) Based on average net assets.

                                     APPENDIX F

               EXECUTIVE OFFICERS OF AIM SPECIAL OPPORTUNITIES FUNDS

     The following table provides information with respect to the executive officers of the trust, other than Messrs. Bauer and Graham for whom information can be found in the proxy statement. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his resignation or removal by the Board. The business address of all officers of the trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND                                                  PRINCIPAL OCCUPATION(S)
POSITION WITH THE TRUST                OFFICER SINCE             DURING PAST 5 YEARS
-----------------------                -------------           -----------------------
Gary T. Crum (52),
Senior Vice President................  March 10, 1998   Director and President, A I M Capital
                                                        Management, Inc.; Director and
                                                        Executive Vice President, A I M
                                                        Management Group Inc.; Director and
                                                        Senior Vice President, A I M
                                                        Advisors, Inc.; and Director, A I M
                                                        Distributors, Inc. and AMVESCAP PLC.
Edgar M. Larsen (59),
  Senior Vice President..............  March 12, 1998   Vice President, A I M Capital
                                                        Management, Inc.
Carol F. Relihan (45),
  Senior Vice President &
  Secretary..........................  March 10, 1998   Director, Senior Vice President,
                                                        General Counsel and Secretary, A I M
                                                        Advisors, Inc.; Senior Vice
                                                        President, General Counsel and
                                                        Secretary, A I M Management Group
                                                        Inc.; Director, Vice President and
                                                        General Counsel, Fund Management
                                                        Company; Vice President and General
                                                        Counsel, A I M Fund Services, Inc;
                                                        and Vice President, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.
Dana R. Sutton (40),
  Vice President & Treasurer.........  March 10, 1998   Vice President and Fund Controller,
                                                        A I M Advisors, Inc.; and Assistant
                                                        Vice President and Assistant
                                                        Treasurer, Fund Management Company.
Melville B. Cox (56),
  Vice President.....................  March 10, 1998   Vice President and Chief Compliance
                                                        Officer, A I M Advisors, Inc., A I M
                                                        Capital Management, Inc., A I M
                                                        Distributors, Inc., A I M Fund
                                                        Services, Inc. and Fund Management
                                                        Company

                                   APPENDIX G

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of the shares of beneficial interest of each of the funds by the trustees and officers of the trust. No information is given as to a fund or a class if a trustee or officer held no shares of any or all classes of such fund as of September 29, 1999.

                                                                                  SHARES OWNED
                                                                               BENEFICIALLY AS OF   PERCENT
NAME OF TRUSTEE/OFFICER                     FUND (CLASS)                       SEPTEMBER 29, 1999   OF CLASS
-----------------------                     ------------                       ------------------   --------
Charles T. Bauer......   AIM Mid Cap Opportunities Fund -- Class A shares          38,639.88         12.51%
                         AIM Small Cap Opportunities Fund -- Class A shares        50,035.59          *
Gary T. Crum..........   AIM Mid Cap Opportunities Fund -- Class A shares          17,680.34          5.73%
                         AIM Small Cap Opportunities Fund -- Class A shares        25,017.79          *
Robert H. Graham......   AIM Small Cap Opportunities Fund -- Class A shares         9,967.25          *
Edgar M. Larsen.......   AIM Mid Cap Opportunities Fund -- Class A shares             199.20          *
                         AIM Small Cap Opportunities Fund -- Class A shares         5,003.56          *
Carol F. Relihan......   AIM Small Cap Opportunities Fund -- Class A shares         5,995.34          *
Dana R. Sutton........   AIM Small Cap Opportunities Fund -- Class A shares           993.76          *
All Trustees and
  Officers............   AIM Mid Cap Opportunities Fund -- Class A shares          56,519.42         18.30%
                         AIM Small Cap Opportunities Fund -- Class A shares        97,013.29          *

---------------

*  Less than 1% of the outstanding shares of the class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the trust, the names and addresses of the record holders of 5% or more of the outstanding shares of each of the funds as of September 29, 1999, and the amount of the outstanding shares owned of record by such holders, are set forth below. The trust has no knowledge of shares held beneficially.

                                                                                                  PERCENTAGE OF
                                                                                                   CLASS OWNED
                                                              SHARES OF RECORD    PERCENTAGE OF     OF RECORD
                                NAME AND ADDRESS OF             OWNED AS OF        CLASS OWNED         AND
FUND CLASS                         RECORD OWNER              SEPTEMBER 29, 1999     OF RECORD     BENEFICIALLY
----------                      -------------------          ------------------   -------------   -------------
AIM Mid Cap             A I M Advisors, Inc.                      100,000.00            -0-           32.38%*
Opportunities Fund      Attn: David Hessel
-- Class A shares       11 Greenway Plaza, Suite 1919
                        Houston, TX 77046
                        W. Gary Littlepage and Melinda L.          45,837.13            -0-           14.84%
                        Littlepage Ten In Common
                        4623 Banning Dr.
                        Houston, TX 77027
                        Charles T. Bauer                           38,639.88            -0-           12.51%
                        c/o AIM Management Group Inc.
                        11 Greenway Plaza, Suite 100
                        Houston, TX 77046
                        CFP Holdings Ltd (Partnership)             17,680.34            -0-            5.73%
                        Attn: Gary Crum
                        11 Greenway Plaza, Suite 1919
                        Houston, TX 77046

---------------

* A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

                                                                                                  PERCENTAGE OF
                                                                                                   CLASS OWNED
                                                              SHARES OF RECORD    PERCENTAGE OF     OF RECORD
                                NAME AND ADDRESS OF             OWNED AS OF        CLASS OWNED         AND
FUND CLASS                         RECORD OWNER              SEPTEMBER 29, 1999    OF RECORD*     BENEFICIALLY
----------                      -------------------          ------------------   -------------   -------------
AIM Small Cap           Merrill Lynch Pierce Fenner & Smith     1,242,811.37           8.30%            -0-
Opportunities Fund      FBO The Sole Benefit of Customers
-- Class A shares       Attn: Fund Administration
                        4800 Deer Lake Dr. East, 2nd Floor
                        Jacksonville, FL 32246
AIM Small Cap           Merrill Lynch Pierce Fenner & Smith     2,647,325.41          23.59%            -0-
Opportunities Fund      FBO The Sole Benefit of Customers
-- Class B shares       Attn: Fund Administration
                        4800 Deer Lake Dr. East, 2nd Floor
                        Jacksonville, FL 32246
AIM Small Cap           Merrill Lynch Pierce Fenner & Smith       179,807.79          27.70%            -0-
Opportunities Fund      FBO The Sole Benefit of Customers
-- Class C shares       Attn: Fund Administration
                        4800 Deer Lake Dr. East, 2nd Floor
                        Jacksonville, FL 32246

---------------

 * The trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!



                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!

                  Please detach at perforation before mailing.

PROXY                                                                      PROXY

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                        AIM SMALL CAP OPPORTUNITIES FUND
                (A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS)

              PROXY FOR MEETING OF SHAREHOLDERS DECEMBER 20, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of AIM Small Cap Opportunities Fund, a portfolio of AIM Special Opportunities Funds, on December 20, 1999, at 2:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

CONTROL NUMBER:                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                 ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 -----------------------------------------------
                                 Signature

                                 -----------------------------------------------
                                 Signature (if held jointly)

                                 -----------------------------------------------
                                 Date                                    10309 B


                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!



                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!

                  Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE,
FILL IN THE BOX COMPLETELY. EXAMPLE: [X]

IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE NUMBER(S) ON
THE LINE PROVIDED. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).

                                                                                                              WITHHOLD
1.  To elect ten individuals to the Board of AIM                                                   FOR       AUTHORITY       FOR ALL
    Special Opportunities Funds, each of whom will                                                 ALL    FOR ALL NOMINEES   EXCEPT
    serve until his or her successor is elected and
    qualified:

    01  Charles T. Bauer    04 Edward K. Dunn, Jr.   07 Robert H. Graham    10 Louis S. Sklar
    02  Bruce L. Crockett   05 Jack Fields           08 Prema Mathai-Davis                         [ ]          [ ]            [ ]
    03  Owen Daly II        06 Carl Frischling       09 Lewis F. Pennock

    To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee number(s) on the line provided. _____________________________________________

                                                                                                   FOR        AGAINST        ABSTAIN
2.  To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.                [ ]          [ ]            [ ]

3.  To approve a proposal to amend the fund's fundamental investment restrictions:

    a)  Industry Concentration                                                                     [ ]          [ ]            [ ]
    b)  Purchasing Securities of Other Investment Companies                                        [ ]          [ ]            [ ]
    c)  Underwriting Securities                                                                    [ ]          [ ]            [ ]
    d)  Purchasing or Selling Real Estate                                                          [ ]          [ ]            [ ]
    e)  Purchasing or Selling Commodities                                                          [ ]          [ ]            [ ]
    f)  Making Loans                                                                               [ ]          [ ]            [ ]
    g)  Borrowing Money and Issuing Senior Securities                                              [ ]          [ ]            [ ]
    h)  Investing in an Investment Company with the Same Objectives, Policies and Limitations      [ ]          [ ]            [ ]

4.  To approve a proposal to change the fund's investment objective from a fundamental policy
    to a non-fundamental policy.                                                                   [ ]          [ ]            [ ]

5.  To ratify the selection of KPMG LLP as independent accountants of the fund for the fiscal
    year ending in 2000.                                                                           [ ]          [ ]            [ ]

6.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
    BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!



                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!

                  Please detach at perforation before mailing.

PROXY                                                                      PROXY

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                         AIM MID CAP OPPORTUNITIES FUND
                (A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS)

              PROXY FOR MEETING OF SHAREHOLDERS DECEMBER 20, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of AIM Mid Cap Opportunities Fund, a portfolio of AIM Special Opportunities Funds, on December 20, 1999, at 2:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

CONTROL NUMBER:                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                 ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 -----------------------------------------------
                                 Signature

                                 -----------------------------------------------
                                 Signature (if held jointly)

                                 -----------------------------------------------
                                 Date                                    10309 A


                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!



                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!

                  Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE,
FILL IN THE BOX COMPLETELY. EXAMPLE: [X]

IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE NUMBER(S) ON
THE LINE PROVIDED. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).

                                                                                                              WITHHOLD
1.  To elect ten individuals to the Board of AIM                                                   FOR       AUTHORITY       FOR ALL
    Special Opportunities Funds, each of whom will                                                 ALL    FOR ALL NOMINEES   EXCEPT
    serve until his or her successor is elected and
    qualified:

    01  Charles T. Bauer    04 Edward K. Dunn, Jr.   07 Robert H. Graham    10 Louis S. Sklar
    02  Bruce L. Crockett   05 Jack Fields           08 Prema Mathai-Davis                         [ ]          [ ]            [ ]
    03  Owen Daly II        06 Carl Frischling       09 Lewis F. Pennock

    To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee number(s) on the line provided. _____________________________________________

                                                                                                   FOR        AGAINST        ABSTAIN
2.  To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.                [ ]          [ ]            [ ]

3.  To approve a proposal to amend the fund's fundamental investment restrictions:

    a)  Industry Concentration                                                                     [ ]          [ ]            [ ]
    b)  Purchasing Securities of Other Investment Companies                                        [ ]          [ ]            [ ]
    c)  Underwriting Securities                                                                    [ ]          [ ]            [ ]
    d)  Purchasing or Selling Real Estate                                                          [ ]          [ ]            [ ]
    e)  Purchasing or Selling Commodities                                                          [ ]          [ ]            [ ]
    f)  Making Loans                                                                               [ ]          [ ]            [ ]
    g)  Borrowing Money and Issuing Senior Securities                                              [ ]          [ ]            [ ]
    h)  Investing in an Investment Company with the Same Objectives, Policies and Limitations      [ ]          [ ]            [ ]

4.  To approve a proposal to change the fund's investment objective from a fundamental policy
    to a non-fundamental policy.                                                                   [ ]          [ ]            [ ]

5.  To ratify the selection of KPMG LLP as independent accountants of the fund for the fiscal
    year ending in 2000.                                                                           [ ]          [ ]            [ ]

6.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
    BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.